SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                                   reported):
                               September 28, 2001

                            GB PROPERTY FUNDING CORP.
                                GB HOLDINGS, INC.
                        GREATE BAY HOTEL AND CASINO, INC.
             (Exact name of Registrant as specified in its Charter)

        Delaware                                              75-2502290
        Delaware                                              75-2502293
        New Jersey                 33-69716                   22-2242014
   --------------------------------------------------------------------------
    (State or other juris-        (Commission               (IRS Employer
    diction of incorporation)      File Number)             Identification
                                                                Number)


               c/o Sands Hotel & Casino
               Indiana Avenue and Brighton Park, 9th Floor
               Atlantic City, New Jersey                         08401
               (Address of principal executive office)         (Zip Code)


       Registrant's telephone number including area code: (609) 441-4517


                                 Not Applicable
        -----------------------------------------------------------------
         (Former name and former address, as changed since last report)

Item 5.           Other Events

         A press release was issued on September 28, 2001 in the form attached as Exhibit 1.


Item 7(c).        Exhibits

1.       Press Release dated September 28, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GB PROPERTY FUNDING CORP.


Dated:  October 1, 2001                     By: /s/ Timothy A. Ebling
                                            Name:    Timothy A. Ebling
                                            Title:   Executive Vice President
                                                     and Chief Financial Officer


                                            GB HOLDINGS, INC.


Dated:  October 1, 2001                     By: /s/ Timothy A. Ebling
                                            Name:    Timothy A. Ebling
                                            Title:   Executive Vice President
                                                     and Chief Financial Officer


                                            GREATE BAY HOTEL AND CASINO, INC.


Dated:  October 1, 2001                     By: /s/ Timothy A. Ebling
                                            Name:    Timothy A. Ebling
                                            Title:   Executive Vice President
                                                     and Chief Financial Officer

                                  Exhibit Index

         No.                        Exhibit

         1.                         Press Release dated September 28, 2001.

                              FOR IMMEDIATE RELEASE

                THE SANDS EXTENDS CONSENT SOLICITATION FOR BONDS

     Atlantic City, New Jersey. September 28, 2001. GB Property Funding Corp., GB Holdings, Inc. and Greate Bay Hotel and Casino, Inc. (collectively, the "Company") has extended the solicitation period for the solicitation of consents (the "Solicitation") for the purpose of amending the terms (the "Amendment") of the indenture governing the Company's 11% First Mortgage Notes due 2005 (the "Notes"). The terms of the Solicitation are set forth in the Solicitation Materials distributed to holders of Notes. The Solicitation was due to expire at 5:00 p.m., Eastern Time, on October 8, 2001. The Solicitation will now expire at 5:00 p.m., Eastern Time, on October 11, 2001, unless the Solicitation is extended to a later date and time.

         THIS PRESS RELEASE IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE COMPLETE TEXT OF THE CONSENT SOLICITATION STATEMENT AND THE RELATED CONSENT FORM WHICH CONTAIN IMPORTANT INFORMATION AND SHOULD BE READ CAREFULLY.

                                     # # # #




                   Contact: Frederick H. Kraus: (609) 441-4517